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                                                                      EXHIBIT 21

                             ENRON OIL & GAS COMPANY
                               LIST OF SUBSIDIARIES


                                                                                     DATE OF             WHERE
                                 COMPANY NAME                                     INCORPORATION       INCORPORATED
-------------------------------------------------------------------------------  ----------------  -------------------
INTERNATIONAL SUBSIDIARIES:

Enron Oil & Gas Company                                                              06/12/85      Delaware
      Enron Oil & Gas International, Inc.                                            05/27/93      Delaware
           EOGI-Trinidad, Inc.                                                       06/02/93      Delaware
                EOGI Trinidad Company                                                06/02/93      Cayman Islands
                     Enron Gas & Oil Trinidad Limited                                11/04/92      Trinidad
                          Enron Oil & Gas Capital Management I, Ltd.                 12/08/95      Cayman Islands
                     Wilsyx International Finance B.V.                               09/27/96      The Netherlands
                     EOGI Company of Trinidad                                        03/14/97      Cayman Islands
                     Harfin Capital and Finance Ltd.                                 07/24/97      Cayman Islands
                     OCC Investment Company Ltd.                                     10/27/97      Cayman Islands
           EOGI - Trinidad U(a) Block, Inc.                                          11/07/95      Delaware
                EOGI Trinidad - U(a) Block Company                                   11/09/95      Cayman Islands
                     Enron Gas & Oil Trinidad - U(a) Block Limited                   11/10/95      Cayman Islands
           EOGI-Australia, Inc.                                                      06/02/93      Delaware
           EOGI-France, Inc.                                                         06/02/93      Delaware
                Enron Exploration France S.A.                                        11/13/92      France
           EOGI-Kazakhstan, Inc.                                                     07/29/93      Delaware
                Enron Oil & Gas Kazakhstan Ltd.                                      08/18/94      Cayman Islands
           EOGI-United Kingdom, Inc.                                                 07/29/93      Delaware
                EOGI United Kingdom Company B.V.                                     12/04/81      The Netherlands
                     Enron Oil UK Limited                                            05/22/90      England
           EOGI-India, Inc.                                                          03/17/94      Delaware
                Enron Oil & Gas India Ltd.                                           06/02/93      Cayman Islands
           EOGI-China, Inc.                                                          08/18/94      Delaware
                Enron Oil & Gas China International Ltd.                             05/07/97      Cayman Islands
           EOGI-Qatar, Inc.                                                          09/22/94      Delaware
                Enron Oil & Gas Qatar Ltd.                                           09/23/94      Cayman Islands
           EOGI-Uzbekistan, Inc.                                                     01/30/95      Delaware
           EOGI - Abu Dhabi, Inc.                                                    04/11/95      Delaware
                Enron Oil & Gas Abu Dhabi Ltd.                                       04/12/95      Cayman Islands
           EOGI - Algeria, Inc.                                                      11/07/95      Delaware
                Enron Oil & Gas Algeria Ltd.                                         11/09/95      Cayman Islands
           EOGI - Venezuela, Inc.                                                    06/17/96      Delaware
                EOGI Venezuela Company                                               06/20/96      Cayman Islands
                     Gulf of Paria East Operating Company                            06/21/96      Cayman Islands
                     Enron Oil & Gas Venezuela Ltd.                                  01/11/96      Cayman Islands
                          Administradora del Golfo de Paria Este, S.A.               08/07/96      Venezuela
           EOGI Venezuela (Guarico), Inc.                                            05/15/96      Delaware
                Enron Oil & Gas Venezuela - Guarico Ltd.                             04/03/96      Cayman Islands
           EOGI - China (Sichuan), Inc.                                              05/07/96      Delaware
                EOGI China  Company                                                  12/08/95      Cayman Islands
                     Enron Oil & Gas China Ltd.                                      05/08/96      Cayman Islands
           EOGI - Mozambique, Inc.                                                   05/15/96      Delaware
                Enron Oil & Gas Mozambique Ltd.                                      05/16/96      Cayman Islands
           Enron Oil & Gas Bangladesh Ltd.                                           06/27/97      Cayman Islands



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
                                                                                     DATE OF             WHERE
                                 COMPANY NAME                                     INCORPORATION       INCORPORATED
-------------------------------------------------------------------------------  ----------------  -------------------
DOMESTIC SUBSIDIARIES:

Enron Oil & Gas Company                                                              06/12/85      Delaware
      Enron Oil & Gas - Carthage, Inc.                                               03/21/95      Delaware
      ERSO, Inc.                                                                     04/24/67      Texas
      Enron Oil & Gas Property Management, Inc.                                      04/20/95      Delaware
      Enron Oil & Gas Investments, Inc.                                              04/24/95      Delaware
           Enron Oil & Gas Acquisitions L.P.                                         04/24/95      Delaware
      EOG Expat Services, Inc.                                                       02/01/96      Delaware
      Enron Oil & Gas Marketing, Inc.                                                04/09/90      Delaware
      EOG - Canada, Inc.                                                             03/13/85      Delaware
           EOG Company of Canada                                                     12/14/95      Nova Scotia
           EOG Canada Company Ltd.                                                   12/12/95      Alberta
                Enron Oil Canada Ltd.                                                04/01/82      Alberta
      Nilo Operating Company                                                         04/04/94      Delaware
      Enron Oil & Gas - Callaghan, Inc.                                              04/11/97      Delaware



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